UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: May 29, 2009

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

c/o Thomas A. Sterken
Keller Rohrback L.L.P.
Registered Agent of WSB Financial Group, Inc.
1201 Third Avenue, Suite 3200
Seattle, Washington	98101-3052
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 224-7585

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     The Nasdaq Stock Market (“Nasdaq”) filed Form 25-NSE with the Securities and Exchange Commission on May 29, 2009, to remove the Company’s securities from listing and registration on Nasdaq. The delisting becomes effective 10 days after filing, or June 8, 2009.
     Following the delisting, the Company plans to file a Form 15 with the SEC, to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, and suspend the Company’s obligations to file periodic reports with the SEC. The deregistration of the Company’s common stock will become effective 90 days after the filing of the Form 15 with the SEC.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1      Press release dated June 2, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC.

(Registrant)

June 2, 2009	/s/ Donald F. Cox, Jr.

(Date)	Donald F. Cox, Jr.
Interim Chief Executive Officer

Exhibit Index
     99.1      Press release dated June 2, 2009.